FocusShares Trust

Supplement dated October 6, 2008
to the Prospectus dated November 28, 2007

FocusShares ISE Homebuilders Index Fund
FocusShares ISE SINdex Fund
FocusShares ISE-CCM Homeland Security Index Fund
FocusShares ISE-Revere Wal-Mart Supplier Index Fund

Effective October 1, 2008, the Prospectus is hereby supplemented as follows:

On pages 33-34 of the Prospectus, the section under the heading “Management - Other Service Providers,” is deleted in its entirety and replaced with the following:

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Neither the Distributor nor FCS is affiliated with the Advisor or with JP Morgan Chase & Co. or its affiliates.

Investors Should Retain This Supplement for Future Reference

FocusShares Trust

Supplement dated October 6, 2008
to the Statement of Additional Information dated November 28, 2007

FocusShares ISE Homebuilders Index Fund
FocusShares ISE SINdex Fund
FocusShares ISE-CCM Homeland Security Index Fund
FocusShares ISE-Revere Wal-Mart Supplier Index Fund

At the October 1, 2008 Special Meeting of the Board of Trustees for the FocusShares Trust (the “Trust”), Simon Collier resigned as Treasurer and Principal Financial Officer of the Trust and the Board elected Erik Liik as Treasurer and Principal Financial Officer of the Trust. Therefore, effective October 1, 2008, the Statement of Additional Information (“SAI”) is hereby supplemented as follows:

  1. On page 17 of the SAI, Simon Collier is removed from the chart under the heading “Board of Trustees of the Trust - Trustees and Officers of the Trust,” and Erik Liik’s information is amended as follows:

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(3)	Other Directorships Held by Trustee

Erik Liik, 1958	Secretary and Vice President; Treasurer and Principal Financial Officer	Since 9/07; since 10/08	President and Chief Executive Officer, FocusShares, LLC (3/07 to present); Managing Director, American Stock Exchange (1/01 to 7/06)	N/A	N/A

  2. On page 22 of the SAI, the last sentence of the first paragraph under the heading “Management - The Distributor” referring to Mr. Collier, is removed.

  3. On pages 22-23 of the SAI, the section under the heading “Management - Other Service Providers,” is deleted in its entirety and replaced with the following:

Under a Compliance Services Agreement (“Compliance Agreement”) with the Trust, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) and an Anti- Money Laundering Officer as well as certain additional compliance support functions (“Compliance Services”). As compensation for the foregoing services, FCS receives certain out of pocket costs and fixed and asset-based fees which are accrued daily and paid monthly by the Trust.

The Compliance Agreement with respect to the Funds continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Funds on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. In addition, FCS and certain related parties (such as officers of FCS, or certain officers of the Distributor and persons who control FCS, or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS’s actions or omissions, except for any act or omission resulting from FCS’s willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Investors Should Retain This Supplement for Future Reference